UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2024
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PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
(203) 252-5900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2024, Patriot National Bancorp, Inc. (the “Company”) received a notice of retirement from Joseph Perillo, Chief Financial Officer and Executive Vice President of the Company and its subsidiary Patriot Bank, N.A. (the “Bank”), announcing his retirement and intention to continue on his current position to assist the Company during the transition period to appoint a new Chief Financial Officer, with a targeted end day of July 31, 2024. The Company has developed a plan to allow a seamless transition and potential extension of Mr. Perillo’s employment after July 31, 2024, until the Company and the Bank appoint a new Chief Financial Officer, pursuant to a previously disclosed Retention and Severance Agreement (the “Agreement”) entered into on August 8, 2023, by and between the Company and Mr. Perillo.

Mr. Perillo’s retirement is for personal reasons and not the result of any disagreement with the Company on any matter relating to the operations, policies, or practices of the Company and the Bank.

Additionally, on April 5, 2024, Judith Corprew, Chief Risk and Compliance Officer and Executive Vice President of the Bank, provided her notice of resignation to the Company. Judith will remain in her current role until May 3, 2024. Upon Ms. Corprew’s resignation, Senior Vice President and Head of Digital Payments Compliance, Joshua Oliver, will be acting Chief Risk and Compliance Officer until a permanent replacement is appointed.

Mr. Oliver, age 52, joined the Bank in May 2023 as Senior Vice President and Head of Digital Payments Compliance. Prior to that, he held the role of President and Chief Compliance Officer for Symbridge LLC from May 2021 to May 2023, Senior Vice President and Chief Compliance Officer for Metropolitan Commercial Bank from July 2014 to February 2021. Mr. Oliver began his career as a Bank Examiner for the New York State Department of Financial Services. Mr. Oliver received a Bachelor degree of Business Administration at Baruch College, New York, NY in 1994. He is also an ACAMS Certified Anti-Money Laundering Specialist.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date:April 8, 2024	By:	/s/ David Lowery
David Lowery
Chief Executive Officer